UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 28, 2025, the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SHF Holdings, Inc. (the “Company”) approved the engagement of Macias Gini & O’Connell LLP (“MGO”) as the Company’s independent registered public accounting firm, effective April 28, 2025, to audit the Company’s consolidated financial statements for the year ending December 31, 2025.

During the fiscal years ended December 31, 2024 and 2023 and through April 28, 2025, neither the Company nor anyone on the Company’s behalf consulted with MGO with respect to (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by MGO on the Company’s financial statements, and MGO did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S- K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2025, James H. Dennedy, Chief Financial Officer of the Company, informed the Company that he intends to resign from his role at the Company, to be effective June 6, 2025 (the “Resignation Date”). Mr. Dennedy is expected to remain with the Company through the Resignation Date to assist in the transition of his responsibilities. Mr. Dennedy’s resignation from the Company was for personal reasons and is not a result of any disagreement with the Company on any matter relating to the operations, policies or practices of the Company.

The Company intends to conduct an executive search for a new Chief Financial Officer. In the interim, the Board has appointed Terrance Mendez, Chief Executive Officer of the Company, as interim Chief Financial Officer effective on the Resignation Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: May 2, 2025	By:	/s/ Terrance E. Mendez
Terrance E. Mendez
Chief Executive Officer